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                                                            EXHIBIT 10(b)(xxvii)


                               FIRST AMENDMENT TO
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT
                      1987, 1988, 1989 AND 1990 PLAN YEARS


         WHEREAS, ANADARKO PETROLEUM CORPORATION (the "Corporation") has heretofore adopted the EXECUTIVE DEFERRED COMPENSATION PLAN as amended on January 29, 1998 (the "Plan"); and


         WHEREAS, the Corporation has entered into EXECUTIVE DEFERRED COMPENSATION AGREEMENTS for the 1987, 1988, 1989 and 1990 Plan Years (the "Agreements"); and


         WHEREAS, the Corporation desires to amend each of the Agreements:


         NOW, THEREFORE, each of the Agreements shall be amended, effective as of January 29, 1998, as follows:


1. Item VII in each of the Agreements shall be replaced in its entirety by the following:


                                     "VII.

                             TERMINATION FOLLOWING
                              A CHANGE OF CONTROL

         If Employee's employment is terminated prior to the date he is eligible for early retirement under the Anadarko Retirement Plan and at any time after a "Change of Control", as defined in the Plan, the Employee shall for purposes of the Plan and this Agreement be considered to have remained employed by the Corporation until the earlier of (i) his death, in which case the Corporation shall pay to the Employee's beneficiary payments pursuant to
Item V above or (ii) the date he would have been eligible for benefit payments pursuant to Item III above, in which case the Corporation shall pay to the Employee payments pursuant to Item III above."

2. As amended hereby, each of the Agreements is specifically ratified and reaffirmed.
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         IN WITNESS WHEREOF, the parties have caused these presents to be executed this 29th day of January, 1998.

                                       ANADARKO PETROLEUM CORPORATION



                                       By
                                         ------------------------------------
                                         J. Stephen Martin
                                         Vice President and General Counsel



                                       --------------------------------------
                                       Charles G. Manley








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